UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                       Date of Report
                       (Date of earliest
                       event reported):      July 31, 2003



                           Edison Control Corporation
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)



    New Jersey                   0-14812                    22-2716367
--------------------      ---------------------        --------------------
  (State or other            (Commission File              (IRS Employer
  jurisdiction of                Number)                Identification No.)
   incorporation)

                        777 Maritime Drive, P.O. Box 308
                      Port Washington, Wisconsin 53074-0308
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (262) 268-6800
                       ----------------------------------
                         (Registrant's telephone number)

Item 7.        Financial Statements and Exhibits.
-------        ----------------------------------

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits. The following exhibits are being furnished
                   herewith:

                    (99) Edison Control Corporation press release, dated July
               31, 2003, regarding shareholder approval of going private proposal.


Item 9.        Regulation FD Disclosure.
-------        -------------------------

     On July 31, 2003, Edison Control Corporation issued a press release regarding shareholder approval of a "going private" proposal. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EDISON CONTROL CORPORATION



Date:  July 31, 2003                 By: /s/ Gregory L. Skaar
                                         ---------------------------------------
                                         Gregory L. Skaar
                                         Chief Financial Officer



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
                           EDISON CONTROL CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated July 31, 2003


Exhibit No.
-----------

(99) Edison Control Corporation press release, dated July 31, 2003, regarding shareholder approval of a going private proposal.


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